                                                                    Exhibit 99.2

   USA NETWORKS, INC.
   PRO FORMA SEGMENT RESULTS
   $ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                               ---------      ---------------------------------------------------------------------
   REVENUE                                        1999                                         2000
                                               ---------      ---------------------------------------------------------------------
                                                YE 12/31         Q1             Q2             Q3              Q4         YE 12/31
                                               ---------      ---------      ---------      ---------      ---------      ---------

   OPERATING BUSINESSES
   Cable and studios                             1,304.7          379.0          390.7          336.0          424.8        1,530.5
   Electronic retailing - U.S.                   1,332.9          358.5          344.0          368.8          462.1        1,533.3
   Electronic retailing - Germany                  166.7           65.8           57.1           62.7           74.0          259.6
   Ticketing                                       442.7          128.0          143.0          124.9          122.7          518.6
   Hotel reservations                              161.8           55.3           78.1           94.6          100.0          328.0
   Teleservices                                    215.9           69.6           70.2           70.2           72.1          282.1
   Other                                             6.9            0.0            0.0            0.0            0.0            0.0
                                               ---------      ---------      ---------      ---------      ---------      ---------
     SUB-TOTAL                                   3,631.7        1,056.1        1,083.1        1,057.3        1,255.6        4,452.0
   German DM exchange rate fluctuation                             (7.9)          (6.7)          (8.9)         (11.8)         (35.3)

   Emerging Businesses
   Citysearch, Match.com and related                36.3           17.0           20.2           21.6           21.2           80.0
   Styleclick                                       35.1            7.9            6.3            5.3            4.8           24.2
   Electronic Commerce Solutions                    20.2            4.7            3.8            7.2            8.7           24.3
   HSN - international and other                     8.9            3.8            3.6            4.4            9.4           21.3
   USA Films                                        82.1           30.3           20.8           14.5           20.5           86.1
   Trio, NWI, SCIFI.com, USA Network.com             1.2            0.6            3.7            8.6            7.5           20.3
                                               ---------      ---------      ---------      ---------      ---------      ---------
     SUB-TOTAL                                     183.9           64.2           58.4           61.5           72.1          256.3
                                               ---------      ---------      ---------      ---------      ---------      ---------
     Total                                       3,815.6        1,112.4        1,134.8        1,109.9        1,315.9        4,673.0
                                               =========      =========      =========      =========      =========      =========

   USA Network                                     757.7          196.9          208.9          200.5          201.4          807.8
   SCI FI                                          198.5           62.4           71.3           64.6           78.4          276.7
   Studios, net                                    348.6          119.6          110.5           71.0          144.9          446.0
                                               ---------      ---------      ---------      ---------      ---------      ---------
     Cable and studios                           1,304.7          379.0          390.7          336.0          424.8        1,530.5
                                               ---------      ---------      ---------      ---------      ---------      ---------
====================================================================================================================================

   Operating Businesses
     Entertainment                               1,304.7          379.0          390.7          336.0          424.8        1,530.5
     Electronic retailing                        1,499.6          424.3          401.1          431.5          536.0        1,792.9
     Information and services                      820.5          252.9          291.3          289.7          294.8        1,128.7
     Corporate and other                             6.9            0.0            0.0            0.0            0.0            0.0
                                               ---------      ---------      ---------      ---------      ---------      ---------
     SUB-TOTAL                                   3,631.7        1,056.1        1,083.1        1,057.3        1,255.6        4,452.0
                                               ---------      ---------      ---------      ---------      ---------      ---------


                                               ----------------------------------------------------------------
   REVENUE                                                                  2001
                                               ----------------------------------------------------------------
                                                  Q1          Q2             Q3             Q4        YTD 3/31
                                               ---------   ---------      ---------      ---------    ---------

   OPERATING BUSINESSES
   Cable and studios                               437.7                                                  437.7
   Electronic retailing - U.S.                     385.4                                                  385.4
   Electronic retailing - Germany                   78.9                                                   78.9
   Ticketing                                       150.1                                                  150.1
   Hotel reservations                              105.3                                                  105.3
   Teleservices                                     80.7                                                   80.7
   Other                                             0.0                                                    0.0
                                               ---------   ---------      ---------      ---------    ---------
     SUB-TOTAL                                   1,238.0                                                1,238.0
   German DM exchange rate fluctuation             (13.7)                                                 (13.7)

   Emerging Businesses
   Citysearch, Match.com and related                20.9                                                   20.9
   Styleclick                                        4.0                                                    4.0
   Electronic Commerce Solutions                     4.7                                                    4.7
   HSN - international and other                     4.5                                                    4.5
   USA Films                                        51.0                                                   51.0
   Trio, NWI, SCIFI.com, USA Network.com             6.2                                                    6.2
                                               ---------   ---------      ---------      ---------    ---------
     SUB-TOTAL                                      91.4                                                   91.4
                                               ---------   ---------      ---------      ---------    ---------
     Total                                       1,315.7                                                1,315.7
                                               =========   =========      =========      =========    =========

   USA Network                                     216.8                                                  216.8
   SCI FI                                           69.3                                                   69.3
   Studios, net                                    151.5                                                  151.5
                                               ---------   ---------      ---------      ---------    ---------
     Cable and studios                             437.7                                                  437.7
                                               ---------   ---------      ---------      ---------    ---------
===============================================================================================================

   Operating Businesses
     Entertainment                                 437.7                                                  437.7
     Electronic retailing                          464.2                                                  464.2
     Information and services                      336.1                                                  336.1
     Corporate and other                             0.0                                                    0.0
                                               ---------   ---------      ---------      ---------    ---------
     SUB-TOTAL                                   1,238.0                                                1,238.0
                                               ---------   ---------      ---------      ---------    ---------

   THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS
   UNAUDITED.
   As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                                      ---------     -------------------------------------------------------------
P&L                                                     1999                                       2000
                                                      ---------     -------------------------------------------------------------
                                                      YE 12/31*         Q1            Q2 *         Q3 *        Q4 *     YE 12/31 *
                                                      ---------     ---------     ---------      --------   ---------   ---------
                                     Date Reported:    02/03/00      04/27/00      07/26/00      10/26/00    02/01/01    02/01/01

Revenues, net                                           3,815.6       1,112.4       1,098.1       1,115.2     1,315.9     4,673.0

Operating costs and expenses:
      Costs related to revenues                         2,301.7         665.6         638.8         673.6       801.3     2,812.4
      Other costs and expenses                            855.1         244.9         280.1         281.8       278.6     1,064.4
      Amort. of non-cash distribution
      and marketing expense                                 0.0           1.6           1.6           2.7         7.1        11.5
      Depreciation                                        119.2          36.5          42.9          46.3        54.0       166.1
      Amortization of goodwill                            374.0         108.0          96.7         108.9       135.1       467.3
                                                      ---------     ---------     ---------      --------   ---------   ---------
             Total operating costs                      3,650.1       1,056.5       1,060.0       1,113.3     1,276.1     4,521.7
                                                      ---------     ---------     ---------      --------   ---------   ---------
             Operating income                             165.4          55.9          38.0           1.9        39.8       151.3

Interest expense, net                                     (50.2)         (8.6)         (8.8)         (9.6)      (10.3)      (35.0)
Gain on disposition of television station                   0.0           0.0           0.0           0.0         0.0         0.0
Gain on sale of securities                                 89.7           0.0           0.0           0.0         0.0         0.0
Other, net                                                 (4.9)         (0.6)         (1.9)         69.9       (18.1)       49.3
                                                      ---------     ---------     ---------      --------   ---------   ---------
                                                           34.6          (9.2)        (10.7)         60.3       (28.3)       14.3
Earnings before income taxes and
      minority interest                                   200.1          46.7          27.3          62.2        11.5       165.7

Income tax expense                                        (83.9)        (30.3)        (19.0)        (23.0)      (26.3)     (113.0)
Minority interest                                        (136.7)        (40.4)        (36.9)        (58.6)      (14.4)     (128.5)
                                                      ---------     ---------     ---------      --------   ---------   ---------
Loss before cumulative effect of accounting change        (20.5)        (23.9)        (28.6)        (19.5)      (29.2)      (75.9)

Cumulative effect of accounting change, net of tax          0.0           0.0           0.0           0.0         0.0         0.0
                                                      ---------     ---------     ---------      --------   ---------   ---------
Net loss from continuing operations                       (20.5)        (23.9)        (28.6)        (19.5)      (29.2)      (75.9)
                                                      ---------     ---------     ---------      --------   ---------   ---------

Weighted average diluted shares                           352.6         361.9         362.0         367.8       368.3       366.0
                                                      ---------     ---------     ---------      --------   ---------   ---------
Weighted average fully converted shares                   745.8         752.5         748.5         754.8       752.6       747.4
                                                      ---------     ---------     ---------      --------   ---------   ---------

Basic earnings per share                              $    (.06)    $    (.07)    $    (.08)         (.05)  $    (.08)  $    (.21)
                                                      ---------     ---------     ---------      --------   ---------   ---------
Diluted earnings per share                            $    (.06)    $    (.07)    $    (.08)         (.05)  $    (.08)  $    (.21)
                                                      ---------     ---------     ---------      --------   ---------   ---------
Fully converted earnings per share                    $     .12     $    (.01)    $     .01           .04   $    (.00)  $     .05
                                                      ---------     ---------     ---------      --------   ---------   ---------

EBITDA                                                    658.7         201.8         179.2         159.8       236.0       796.3
                                                      ---------     ---------     ---------      --------   ---------   ---------

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                  $    (.11)    $    (.07)    $    (.07)         (.10)  $    (.03)  $    (.19)
                                                      ---------     ---------     ---------      --------   ---------   ---------
Cash net income earnings per share                                  $     .11     $     .11      $    .07   $     .21
                                                      ---------     ---------     ---------      --------   ---------   ---------

Fully converted earnings per share                    $     .05     $    (.01)    $     .01          (.02)  $     .03   $     .03
                                                      ---------     ---------     ---------      --------   ---------   ---------
Fully converted cash net income earnings per share                  $     .09     $     .10      $    .10   $     .15
                                                      ---------     ---------     ---------      --------   ---------   ---------

                                                      -----------------------------------------------------------------------------
P&L                                                                                       2001
                                                      -----------------------------------------------------------------------------
                                                         Q1                Q2              Q3               Q4            YE 12/31
                                                      ---------        ---------        ---------        ---------        ---------
                                     Date Reported:    04/25/01

Revenues, net                                           1,315.7

Operating costs and expenses:
      Costs related to revenues                           800.2
      Other costs and expenses                            285.4
      Amort. of non-cash distribution
      and marketing expense                                 8.0
      Depreciation                                         48.7
      Amortization of goodwill                            100.2
                                                      ---------        ---------        ---------        ---------        ---------
             Total operating costs                      1,242.5
                                                      ---------        ---------        ---------        ---------        ---------
             Operating income                              73.2

Interest expense, net                                     (11.4)
Gain on disposition of television station                   0.0
Gain on sale of securities                                  0.0
Other, net                                                 (6.5)
                                                      ---------        ---------        ---------        ---------        ---------
                                                          (17.9)
Earnings before income taxes and
      minority interest                                    55.3

Income tax expense                                        (25.5)
Minority interest                                         (49.3)
                                                      ---------        ---------        ---------        ---------        ---------
Loss before cumulative effect of accounting change        (19.5)

Cumulative effect of accounting change, net of tax         (9.2)
                                                      ---------        ---------        ---------        ---------        ---------
Net loss from continuing operations                       (28.7)
                                                      ---------        ---------        ---------        ---------        ---------

Weighted average diluted shares                           370.2
                                                      ---------        ---------        ---------        ---------        ---------
Weighted average fully converted shares                   758.0
                                                      ---------        ---------        ---------        ---------        ---------

Basic earnings per share                              $    (.05)
                                                      ---------        ---------        ---------        ---------        ---------
Diluted earnings per share                            $    (.05)
                                                      ---------        ---------        ---------        ---------        ---------
Fully converted earnings per share                    $     .02
                                                      ---------        ---------        ---------        ---------        ---------

EBITDA                                                    229.3
                                                      ---------        ---------        ---------        ---------        ---------

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                  $    (.05)
                                                      ---------        ---------        ---------        ---------        ---------
Cash net income earnings per share                    $     .16
                                                      ---------        ---------        ---------        ---------        ---------
Fully converted earnings per share                    $     .02
                                                      ---------        ---------        ---------        ---------        ---------
Fully converted cash net income earnings per share    $     .12
                                                      ---------        ---------        ---------        ---------        ---------


* AS REPORTED. MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES AND RATINGS.


                                  -----------  ----------------------------------------------   ---------
                                                                   2000                            2001
                                  -----------  ----------------------------------------------   ---------
                                      YE         Q1       Q2        Q3        Q4        YE         Q1
                                  -----------  ----------------------------------------------   ---------
USA NETWORK

     Advertising and other revenue    56%       57%       58%       57%       55%       58%       58%
     Affiliate revenue                44%       43%       42%       43%       45%       42%       42%

     Average primetime rating          2.4       2.4       2.2       2.0       1.7       2.1       1.9

     Households (end of period)       77.2      77.4      78.2      79.4      79.9      79.9      81.3


                                  -----------  ----------------------------------------------   ---------
                                                                   2000                            2001
                                  -----------  ----------------------------------------------   ---------
                                      YE         Q1       Q2        Q3        Q4        YE         Q1
                                  -----------  ----------------------------------------------   ---------
SCI FI CHANNEL

     Advertising and other revenue    59%       64%       66%       62%       67%       65%       63%
     Affiliate revenue                41%       36%       34%       38%       33%       35%       37%

     Average primetime rating          0.8       0.9       0.8       0.9       0.9       0.9       0.8

     Households (end of period)       59.7      60.5      62.7      65.1      66.7      66.7      69.4


                                               ----------------------------------------------   ---------
                                                                   2000                            2001
                                               ----------------------------------------------   ---------
                                                 Q1       Q2        Q3        Q4        YE         Q1
                                               ----------------------------------------------   ---------

TRIO Households (end of period)                                      6.9       7.3       7.3       8.8

NWI Households (end of period)                                       6.5       6.7       6.7       8.0


USA NETWORK AND SCI FI RATINGS AND HOUSEHOLD DELIVERY DATA ARE SOURCED FROM NMR GALAXY EXPLORER. SUBSCRIBER COUNTS ARE BASED ON NIELSEN PEOPLE METER INSTALLED SAMPLES.
THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.


                                              ----------  -----------------------------------------------   ----------
                                                                              2000                             2001
                                              ----------  -----------------------------------------------   ----------
                                                  YE        Q1        Q2        Q3       Q4        YE          Q1
                                              ----------  -----------------------------------------------   ----------
HSN - Domestic

     U.S. units shipped                          32.0       8.3       7.9       8.4       9.6      34.2       8.4
     On-air gross profit%                        34.3%     33.6%     34.7%     34.7%     32.7%     33.8%     32.3%

     On air product mix:
        Homegoods                                49%       50%       46%       49%       55%       51%       49%
        Jewelry                                  27%       25%       28%       27%       25%       26%       26%
        Heath/Beauty                             11%       11%       13%        9%        8%       10%       10%
        Apparel/Accessories                      13%       14%       13%       15%       12%       13%       15%


     On air return rate                          20.3%     20.9%     19.6%     20.2%     19.2%     19.9%     20.0%


     HSN cable/DBS HH (end of period)            60.6      62.0      63.2      64.6      65.6      65.6      68.1

     HSN total HH (end of period)                73.7      75.2      76.4      75.9      76.8      76.8      79.9

     America's Store FTE's (end of period)        8.3       8.8       8.8       9.0       8.6       8.6       8.3




THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.


                                           ----------  ---------------------------------------------------------------   -----------
                                                                                     2000                                   2001
                                           ----------  ---------------------------------------------------------------   -----------
                                               YE           Q1           Q2           Q3           Q4            YE          Q1
                                           ----------  ---------------------------------------------------------------   -----------
TICKETMASTER


     Number of tickets sold(mm)                 75.0         21.8         22.3         20.2         18.7           83.0        23.6

     Gross value of tickets sold(mm)       $   2,781      $   812      $   881      $   782      $   781      $   3,256     $   937

     Share of tickets sold online               13.4%        19.6%        25.5%        25.6%        27.9%          24.5%       29.5%

     Revenue per ticket                    $    5.25      $  5.44      $  5.89      $  5.67      $  5.87      $    5.71     $  5.96



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS




                                           ----------  ---------------------------------------------------------------   -----------
                                              1999                                   2000                                   2001
                                           ----------  ---------------------------------------------------------------   -----------
                                               YE           Q1           Q2           Q3           Q4            YE          Q1
                                           ----------  ---------------------------------------------------------------   -----------
HOTEL RESERVATIONS NETWORK


     Hotel room nights sold (thousands)        1,229          429          587          717          700          2,433         799

     Affiliates (including TravelNow)                       6,000                                                            18,649


     Properties                                1,500        1,750        1,950        2,150        2,700          2,700       3,084

     Cities served                                40           49           60           83           97             97         135


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS

CAPITALIZATION
(as of 4/20/01)

     Ticker (NASDAQ)                                             USAI

     USAi Common Stock                                          309.5
     USAi Class B                                                63.0
     USAi Exchangeable Common Stock                             213.0
     USAi Exchangeable Class B                                  148.1
                                                       ---------------
        Total Shares Outstanding                                733.6

     Estimated dilutive options (treasury method)                41.0
                                                       ---------------
     Fully diluted shares                                       774.6
                                                       ===============

     Outstanding equity cap                             $17.1 billion
     Fully diluted equity cap                           $18.1 billion

================================================================================

BUSINESS MIX

     Revenue sources (Q1 '01):
        Merchandise                                               35%
        Ticketing                                                 11%
        Teleservices / ECS                                         7%
        Hotel rooms                                                8%
                                                       ---------------
        Commerce                                                  61%
                                                       ===============

        Advertising                                               15%
        Affiliate fees and subscriptions                           9%
        Production and distribution                               15%
                                                       ---------------
        Media                                                     39%
                                                       ===============

        Online (% of total)                                       16%
        International (% of total)                                10%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 25, 2001.